                                                                    Exhibit 99.3

                              EAST VOTING AGREEMENT

      This EAST Voting Agreement dated as of May 10, 1999 (the "Agreement") by and between CMC Industries, Inc., a Delaware corporation ("WEST"), and the stockholder who is a signatory hereto (the "Major Stockholder") of ACT Manufacturing, Inc., a Massachusetts corporation ("EAST"). Capitalized terms not defined herein have the meanings assigned to them in the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated the date hereof by and among EAST, EAST Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of EAST ("Merger Sub"), and WEST.

                                   WITNESSETH:

      WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into WEST (the "Merger"), with WEST continuing as the surviving corporation and as a wholly owned subsidiary of EAST, on the terms and conditions set forth therein; and

      WHEREAS, to induce WEST to enter into the Merger Agreement, the Major Stockholder, as a principal stockholder of EAST, has agreed to enter into this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                                    COVENANTS

      1.1 Covenants and Agreements. The Major Stockholder hereby covenants and agrees with WEST as follows:

            1.1(a) Cooperation. He shall cooperate fully with WEST, EAST and Merger Sub in furnishing any information or performing any action reasonably requested by any such party, which information or action is necessary or appropriate for the efficient and successful consummation of the transactions contemplated by the Merger Agreement. He shall use commercially reasonable efforts to cause the Closing to occur at the earliest practical time.

            1.1(b) Other Required Information. He shall furnish to WEST, EAST and Merger Sub all information concerning himself and his affiliates, if applicable, as is required to be set forth in any application or statement to be filed with any Governmental Entity in connection with the transactions contemplated by the Merger Agreement or otherwise.

            1.1(c) Publicity. Except as otherwise required by applicable law or stock exchange or securities market regulations, he shall not issue any press release or make any other public statement concerning the Merger without obtaining the prior approval of WEST to the contents and the manner of presentation and publication thereof.
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            1.1(d) Restriction on Sales of EAST Common Stock. He agrees to comply with the restrictions on transfer of shares of EAST Common Stock set forth in that certain EAST Affiliate Agreement of even date herewith. Notwithstanding that the Major Stockholder may be permitted to transfer shares of EAST Common Stock in accordance with the terms of the EAST Affiliate Agreement, the Major Stockholder agrees not to transfer any such shares unless each transferee to which any such shares or any interest in any such shares, is or may be transferred shall have executed a counterpart of this Agreement and agreed in writing to hold such shares (or interest in such shares) subject to all of the terms and provisions of this Agreement.

            1.1(e) Agreement to Vote Shares. At every meeting of the stockholders of EAST held on or prior to the Expiration Date, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of EAST, he shall vote all shares of EAST capital stock owned by him: (i) in favor of approval and adoption of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger and (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger (an "Opposing Proposal"). "Expiration Date" shall mean the earlier of (i) such time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such time as the Merger Agreement shall have been terminated pursuant to Article VII thereof.

            1.1(f) Agreement to Grant Proxy. He shall execute and deliver to WEST within five days of WEST's written request therefor a valid and binding irrevocable proxy in any form reasonably proposed by WEST granting WEST (or its designees) the authority to vote his shares of capital stock of EAST in accordance with and subject to the limitation of Section 1.1(e).

            1.1(g) No Proxy Solicitations. Except as required by law, including actions which he determines after consultation with counsel are required pursuant to his fiduciary duties as a Director (as defined below) under applicable law, he shall not, and will not permit any person under his control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal; or (ii) initiate a stockholders' vote or action by consent of EAST stockholders with respect to an Opposing Proposal.

            1.1(h) Obligations as Director and/or Officer. If at any time prior to the expiration of this Agreement, the Major Stockholder or a representative of the Major Stockholder is also a member of the Board of Directors of EAST ("Director") or an officer of EAST, nothing in this Agreement shall limit or restrict the Director or officer in acting in his capacity as a director or officer, as the case may be, of EAST and exercising his fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to the Major Stockholder solely in his capacity as a stockholder and shall not apply to the Director's or officer's actions, judgments or decisions as a director or officer of EAST.

            1.1(i) No Proxies. The Major Stockholder agrees not to grant any proxies (except pursuant to Section 1.1(f) of this Agreement) or to enter into any agreement (other than this Agreement) with respect to the voting of shares of EAST Common Stock held by him that are inconsistent with or in conflict with the intent of this Agreement.
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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations and Warranties of the Major Stockholder. The Major Stockholder hereby represents and warrants to WEST as follows:

            2.1(a) Binding Agreement. This Agreement has been duly executed and delivered by the Major Stockholder and constitutes a valid and binding agreement of the Major Stockholder, enforceable against the Major Stockholder in accordance with its terms.

            2.1(b) Governmental Authorization. The execution, delivery and performance by him of this Agreement does not require any action on his part by or in respect of, or declaration, filing or registration with, any Governmental Entity.

            2.1(c) Non-Contravention. The execution, delivery and performance by him of this Agreement does not require any acction on his part by or in respect of, or declaration, filing or registration with, any Governmental Entity.

            2.1(d) Litigation. There is no action, suit, investigation or proceeding (or to the knowledge of the Major Stockholder any basis therefor) pending against or, to the knowledge of the Major Stockholder, threatened against or affecting, the Major Stockholder before any court or arbitrator or any governmental body, agency, official or authority that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Merger Agreement.

            2.1(e) Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Major Stockholder who might be entitled to any fee or commission from EAST, WEST or any of their affiliates upon consummation of the transactions contemplated by this Agreement or the Merger Agreement.

            2.1(f) Ownership of Stock. The Major Stockholder is the record and beneficial owner of the shares of EAST Common Stock set forth in the Affiliate Agreement, and owns all such shares free and clear of any and all liens, pledges, charges, security interests, restrictions or encumbrances of any kind or any rights of first refusal (other than in favor of EAST), voting trusts, proxies or other arrangements or understandings, whether written or oral, and Major Stockholder has the sole and exclusive right and power to exercise all voting rights and other rights with respect to such shares.
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                                   ARTICLE III

                                  MISCELLANEOUS

      3.1 Survival; Termination.

            3.1(a) All representations and warranties in this Agreement shall survive the Closing. Any investigation or other examination that may have been made or may be made at any time by or on behalf of the party to whom representations and warranties are made shall not limit, diminish or in any way affect the representations and warranties in this Agreement, and the parties may rely on the representations and warranties in this Agreement irrespective of any information obtained by them by any investigation, examination or otherwise.

            3.1(b) The covenants contained in Sections 1.1(a), 1.1(b), 1.1(c), 1.1(e), 1.1(f), and 1.1(g), (but not any liability for any willful breach thereof) shall terminate at the Effective Time. All other covenants contained in this Agreement shall survive the Merger.

            3.1(c) This Agreement shall terminate in all respects upon termination of the Merger Agreement (but not any liability for any willful breach hereof).

      3.2 Specific Performance. Each of the parties to this Agreement hereby acknowledges that the other party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement. In such event, each of the parties agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

      3.3 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto, their permitted successors or assigns, and their respective stockholders any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

      3.4 Entire Agreement. This Agreement and the Merger Agreement (together with the Exhibits and Schedules thereto and the other documents delivered pursuant thereto) constitute the entire agreement between the parties and supersede all prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

      3.5 Amendment or Modification. At any time before or after the adoption of the Merger Agreement by the stockholders of EAST or the approval of the proposals contained in the Proxy Statement by the stockholders of EAST and WEST, this Agreement may be amended or supplemented by additional agreements, articles or certificates, in writing, as may be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto, or to add to or to modify the covenants, terms or conditions hereof or to effect or facilitate any governmental approval or
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                                      -5-

acceptance of the Merger or of this Agreement or to effect or facilitate the filing or recording of the Agreement or the consummation of any of the transactions contemplated hereby or thereby.

      3.6 No Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

      3.7 Assignability. This Agreement shall not be assignable by WEST, on the one hand, or the Major Stockholder, on the other hand, without the prior written consent of the Major Stockholder, on the one hand, or WEST, on the other hand.

      3.8 Headings and Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Terms such as "herein", "hereof", "hereinafter" refer to this Agreement as a whole and not to the particular sentence or paragraph where they appear, unless the context otherwise requires. Unless the context otherwise requires, (i) terms used in the plural include the singular, and vice versa, (ii) words in the masculine gender include the feminine, and vice versa and (iii) the word "it" includes references to natural persons.

      3.9 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when received at the addresses set forth in the Merger Agreement, in the case of WEST, and the books and records of EAST, in the case of the Major Stockholder, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

      3.10 Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

      3.11 Invalidity of Provisions. Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

      3.12 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                 [Remainder of page intentionally left blank]
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      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties on the date first above written.


                                        CMC INDUSTRIES, INC.


                                        By: /s/ Matthew G. Landa
                                            ----------------------------------
                                            Name:  Matthew G. Landa
                                            Title: President and Chief Executive
                                                       Officer


                                        MAJOR STOCKHOLDER


                                        /s/ John A. Pino
                                        --------------------------------------
                                        John A. Pino


                                        JOHN A. PINO GRANTOR RETAINED
                                        ANNUITY TRUST II DATED
                                        AUGUST 16, 1996


                                        By: /s/ John A. Pino
                                            ----------------------------------
                                            Name:  John A. Pino
                                            Title: Trustee


                                        1998 JOHN A. PINO GRANTOR
                                        RETAINED ANNUITY TRUST DATED
                                        JUNE 15, 1998


                                        By: /s/ Douglas R. Ederle
                                            ----------------------------------
                                            Name:  Douglas R. Ederle
                                            Title: Trustee